SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2017 root9B Holdings, Inc.
(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50502 (Commission File No.)	20-0443575 (IRS Employee Identification No.)

102 N. Cascade Avenue, Suite 220
Colorado Springs, CO 80919
(Address of Principal Executive Offices)

(602) 889-1137
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 7, 2017, the Company issued secured convertible demand notes (the “Notes”) to certain of its existing secured debt holders with an aggregate principal amount of $600,000, along with warrants to purchase shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), representing fifty percent (50%) warrant coverage (the “Warrants”). The New Notes accrue interest at the rate of the lower of 18% per annum or the highest interest rate legally permissible, payable on each March 31, June 30, September 30 and December 31, commencing September 30, 2017 until the earlier of (i) the entire principal amount being converted, (ii) 24 months from the date of issuance, or (iii) the Note is repaid. Each holder of the Notes may demand repayment of the Note at any time.

Subject to receipt of approval from the Company’s senior secured convertible promissory note holders, the Notes will be pari passu with the previously issued senior secured convertible notes. The Notes were also included as part of the Security Agreement, dated September 9, 2016, by and among the Company and the investors listed therein, a copy of which was filed as Exhibit 10.4 to the Current Report on Form 8-K filed with the Commission on September 12, 2016.

The Company intends to use the proceeds to meet its payroll obligations and for other working capital purposes. For further information regarding the Company’s liquidity, reference is made to “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources” and “Note 1:Basis of Presentation and General Information – Going Concern and Liquidity” to the Company’s financial statements contained in the quarterly report on Form 10-Q for the period ended March 31, 2017.

The Company acknowledged that it was in default of the Notes immediately upon issuance. As of September 8, 2017, the aggregate value of the unpaid principal amount of the Company’s senior secured convertible debt (which includes the Notes), together with the accrued but unpaid interest, was $12,381,219. As noted on August 16, 2017, the Company received a foreclosure notice from the Secured Creditors that in order to satisfy the outstanding secured indebtedness, they intended to sell substantially all of the assets of the Company at an auction to conclude September 28, 2017. There can be no assurances the Company will be successful in obtaining a waiver of default from any of its creditors or find a solution to its liquidity concerns. In the event the Company cannot obtain a waiver from its creditors, the value of the Company’s securities would decline dramatically or become worthless.

Except as described in this Current Report, the terms of the Notes and the Warrants are materially similar to the terms of the convertible promissory note and warrant described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 10, 2017. The description of the Notes are qualified in its entirety by reference to the full text of the form of Note, a copies of which is filed as Exhibits 10.1 to this Current Report on Form 8-K.

The Note and Warrant were issued and sold pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended, including Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder, as well as comparable exemptions under applicable state securities laws, as transactions by an issuer not involving a public offering.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements that reflect management’s current views with respect to certain future events and the Company’s prospects, operations, performance and financial condition. Such forward-looking statements speak only as of the date of this Report and the Company will not be required to amend or update such statements at any time in the future. Forward-looking statements include, but are not limited to: the continued foreclosure proceedings on the Company’s assets, the results of any sale of the Company’s assets by the Company’s secured creditors at an auction, the Company’s ability to obtain waivers of events of default from its lenders; the availability of strategic investors or buyers for the remaining assets of the Company’s discontinued operations; and the results of any potential restructuring activities. For all forward-looking statements, the Company claims the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond the Company’s control and some of which might not even be anticipated. Future events and actual results could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, successful execution of the Company’s business plan, adequacy of capital resources, and the Company’s ability to comply with, or obtain waivers with respect to non-compliance with, the terms of its indebtedness. The risks included are not exhaustive; for a more detailed description of these uncertainties and other factors, see “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Commission on April 17, 2017.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.04.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, the Company has received notification letters from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”), informing the Company that it is not in compliance with Nasdaq Listing Rules 5605(b)(1), 5605(c)(2), 5605(d)(2), and 5250(c)(1) because the Company did not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017 with the Commission and that it is not in compliance with the independent director, audit committee, and compensation committee requirements. On September 6, 2017, the Company received a letter from Nasdaq informing the Company that, pursuant to Listing Rule 5101, Nasdaq was accelerating the due date for the Company to submit a plan to regain compliance with the Listing Rules to September 15, 2017. There can be no assurance the Company will be able to submit such a plan or regain compliance with Nasdaq’s rules.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The information set forth in the Exhibit Index immediately following the signature page to this Current Report on Form 8-K is incorporated by reference into this Item 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT9B HOLDINGS, INC.

Dated: September 11, 2017	By:	/s/ William Hoke
	Name:	William Hoke
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Form of September 2017 Secured Convertible Demand Note.

* Filed herewith.